Exhibit 10.1

                              AMENDED AND RESTATED
                      SECURED PROMISSORY NOTE AND AGREEMENT
                             ("Note and Agreement")


$13,000,000.00                                                New York, New York
                                               Originally issued October 8, 2001
                                           Amended and restated October 24, 2001

FOR VALUE RECEIVED, Axys Pharmaceuticals, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of PE Corporation (NY), a New York corporation ("Lender"), the principal sum of THIRTEEN MILLION DOLLARS ($13,000,000) or such lesser amount as shall equal the outstanding principal amount of all sums advanced to Borrower hereunder and to pay interest on the outstanding balance of said sum at a rate equal to the Prime Rate (as defined below) plus one percent (1%) per annum. All then outstanding principal and accrued interest hereunder shall be due and payable in full upon the earliest of
(a) a sale of all or substantially all of the assets of the Borrower (determined on a consolidated basis) to any person or entity (other than Lender or an affiliate of Lender); (b) a Change in Control (as defined below); (c) the closing of any public or private offering of capital stock or debt securities of Borrower or any other equity or debt financing that yields net proceeds to Borrower in excess of $13,000,000; (d) any fee becoming payable to Applera Corporation pursuant to Section 8.02 of the Agreement and Plan of Merger dated June 12, 2001 among Applera Corporation, Angel Acquisition Sub, Inc. and the Borrower (the "Merger Agreement"); (e) the hundred and twentieth (120th) day following any other termination of the Merger Agreement pursuant to the terms thereof; and (f) June 15, 2002 (the "Maturity Date"). The events described in items (a) through (f) above are collectively referred to herein as "Note Termination Events". As used herein, "Change of Control" means any person or entity becomes the beneficial owner (within the meaning of Rule 13d-3 of the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended) of fifteen percent (15%) or more of the outstanding common stock of Borrower other than as contemplated by the Merger Agreement.

     1. Payments. Borrower shall make all payments hereunder for the account of Lender at Citibank, N.A., New York, New York, ABA# 021000089, Credit PE Corporation, Account #_____________, or to such other address as Lender shall notify Borrower, in lawful money of the United States and in same day or immediately available funds not later than 12:00 noon (New York City time) on the date due, or as otherwise agreed to by Lender.

     2. Prepayments. Notwithstanding anything to the contrary herein, Borrower shall have the right at any time and from time to time to prepay any amounts due hereunder in whole or in part in minimum multiples of $500,000 without penalty upon two (2) business days prior written notice to Lender.

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     3. Interest. All computations of interest under this Note and Agreement shall be based on a year of 365 or 366 days, as applicable, for actual days elapsed. In the event that, contrary to the intent of Lender and Borrower, Borrower pays interest under this Note and Agreement and it is determined that such interest rate was in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal then due under this Note and Agreement. For purposes of this Note, the "Prime Rate" shall be defined as the rate of interest per annum publicly announced from time to time by Citibank, N.A. as its prime rate in effect at its principal office in New York, and each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.


     4. Pledge Agreement. This Note and Agreement is secured by certain collateral more specifically described in the Schedules hereto and in the Pledge Agreement dated October 8, 2001 between Borrower and Lender (as may be amended from time to time, the "Pledge Agreement").

     5. Conditions to Advances, Use of Proceeds, Covenants. Amounts shall be advanced to Borrower under this Note and Agreement solely in accordance with the terms and conditions set forth in this Note and Agreement, including the Schedules attached hereto and incorporated herein by reference. Borrower shall use the proceeds of any amount advanced under this Note and Agreement solely for the purposes set forth in the Schedules hereto or the applicable Borrowing Request. Until the termination of this Note and Agreement and payment in full by Borrower or forgiveness by Lender of all amounts outstanding under this Note and Agreement, Borrower agrees that it shall (i) comply with and duly perform all of its covenants, obligations and agreements set forth in the Merger Agreement, so long as such agreement remains in full force and effect, and the Pledge Agreement, which are hereby incorporated mutatis mutandis herein by reference as if fully set forth herein; (ii) comply with all of its covenants, obligations and agreements set forth in Sections 4.01(a), (d), (e), (f), (g) and (i) of the Merger Agreement, regardless of whether the Merger Agreement remains in full force and effect; and (iii) not incur any Indebtedness (as defined in the Merger Agreement) for borrowed money or guarantee any such Indebtedness of another person or entity or enter into any arrangement having the economic effect of the foregoing except as expressly set forth in
        Section 4.01(f) of the Company Disclosure Schedule (as defined in the Merger Agreement).

     6. Representations and Warranties. Borrower represents and warrants to Lender that as of the date hereof and as of any Advance Date (as defined in Schedule A hereto):

            a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to execute, deliver and perform its obligations under this Note and Agreement and the Pledge Agreement.

            b) The execution, delivery and performance by Borrower of this Note and Agreement and the Pledge Agreement have been duly authorized by all necessary


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                corporate action of Borrower, and each of this Note and
                Agreement and the Pledge Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

            c) No authorization, consent, approval, license, exemption of, or filing or registration with, any governmental authority or agency, or approval or consent of any other person or entity, is required for the due execution, delivery or performance by Borrower of this Note and Agreement or the Pledge Agreement except for the Required Consent in the case of the Pledge Agreement and Other Advances under the Note and Agreement.

            d) The representations and warranties made by the Borrower (i) in the Pledge Agreement are true and correct as of such date and
                (ii) in Article II of the Merger Agreement (x) that are qualified as to "Company Material Adverse Effect" (as such term is defined in the Merger Agreement) are true and correct as of such date and (y) that are not so qualified are true and correct in all material respect as of such date, except for those representations and warranties in Article II of the Merger Agreement which address matters only as of a particular date (which shall have been true and correct as of such date).

     7. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

            a) Borrower shall fail to pay any then outstanding principal when due or any interest or other amount payable under this Note and Agreement within five (5) business days of when due; or

            b) Borrower shall fail in any material respect to perform any of its other covenants, obligations or agreements contained in this Note and Agreement, the Pledge Agreement or the Merger Agreement, so long as such agreement remains in full force and effect, and such failure shall continue for ten (10) business days after written notice thereof by Lender; or

            c) Any representation, warranty, certificate, or other statement (financial or otherwise) made, deemed made or furnished by or on behalf of Borrower in writing to Lender in connection with this Note and Agreement, the Pledge Agreement or the Merger Agreement, so long as such agreement remains in full force and effect, or as an inducement to Lender to advance the sums under this Note and Agreement, shall have been false or incorrect in any material respect when made or deemed made; or

            d) Borrower (i) shall fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness, if any, individually in excess of $100,000 to be paid by Borrower, and such failure shall continue beyond any period of grace provided with respect thereto or (ii) shall default in the observance or performance of any other agreement, term or condition


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                contained in any such bond, debenture, note or other evidence of indebtedness providing for principal payments in excess of $100,000; or

            e) The holder or holders of any bond, debenture, note or other evidence of indebtedness of Borrower providing for principal payments in excess of $100,000 shall accelerate such indebtedness to become due prior to its stated date of maturity; or

            f) Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or any part of its property; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make a general assignment for the benefit of its or any of its creditors; (iv) be dissolved or liquidated in full or in part; (v) become insolvent (as such term may be defined or interpreted under any applicable statute); (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it; or (vii) take any action for the purpose of effecting any of the foregoing; or

            g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or of all or any material part of its property, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect, shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty (60) days of commencement; or

            h) A final judgment or final judgments for the payment of money, which individually or in the aggregate, exceed $250,000 in excess of the amount covered by insurance, shall be rendered against Borrower and the same shall remain undischarged for a period of thirty (30) days during which execution shall not be effectively stayed; or any judgment, writ, assessment, warrant of attachment, execution, levy or similar process shall be issued or levied against any material part of the property of Borrower and such judgment, writ, assessment, warrant of attachment, execution, levy or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy; or

            i) This Note and Agreement or the Pledge Agreement shall cease to be, or be asserted by Borrower not to be, a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

            Upon the occurrence or existence of any Event of Default, Lender may
            (A) at any time terminate any obligation to make loans or advance sums to Borrower under this Note and Agreement; (B) at any time declare all unpaid amounts owing or payable

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            under this Note and Agreement to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower; and/or
            (C) exercise all rights and remedies available to Lender under this Note and Agreement, the Pledge Agreement or applicable law; provided, however, that upon the occurrence or existence of any Event of Default described in clause (f) or (g) above, immediately and without notice, (1) any obligation to make loans or advance sums to Borrower under this Note and Agreement shall automatically terminate and (2) all unpaid amounts owing or payable under this Note and Agreement shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Borrower.




     8. General.

            a) This Note and Agreement shall become effective as of the date hereof, provided that no Other Advance (as defined in Schedule A to this Note and Agreement) shall be made prior to the date (the "Pledge Effective Date") of receipt by Borrower of the consent of the holders of Borrower's 8% Senior Secured Convertible
                Notes due 2004 (the "Notes") to the extent required under the First Supplemental Indenture, dated as of September 22, 2000, between Borrower and U.S. Bank Trust National Association, as Trustee with respect to the Notes (the "Required Consent").

            b) Borrower agrees to pay on demand all reasonable costs and expenses of Lender, and the reasonable fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Note and Agreement, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case. Any amounts payable to Lender pursuant to this
                Section 8(a) if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth herein in respect of principal outstanding hereunder.

            c) If at any time any provision of this Note and Agreement is or becomes illegal, invalid or unenforceable in any respect, neither the legality, validity nor enforceability of the remaining provisions shall in any way be affected or impaired thereby.

            d) Any term, covenant, agreement or condition of this Note and Agreement may be amended or waived if, in the case of an amendment, such amendment is in writing and is signed by Borrower and Lender and, in the case of a waiver, such waiver is in writing and is signed by the party waiving such term, covenant, agreement or condition. No failure or delay by Lender in exercising any right or remedy hereunder shall operate as a waiver thereof or of any other right or remedy nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or of any other right or remedy. The acceptance at any time by Lender of any past due amount hereunder shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts


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                then or thereafter due and payable. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

            e) This Note and Agreement shall be binding upon and inure to the benefit of Borrower, Lender, and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under this Note and Agreement without the prior written consent of Lender. Prior to the occurrence of any Note Termination Event, Lender may at any time sell, assign, or otherwise transfer only to any of its affiliates or subsidiaries all or part of the obligations of Borrower and Lender under this Note and Agreement. After the occurrence of any Note Termination Event, Lender may at any time sell, assign, or otherwise transfer to any other person or entity all or part of the obligations of Borrower and Lender under this Note and Agreement.

            f) Nothing expressed in or to be implied from this Note and Agreement is intended to give, or shall be construed to give, any person or entity, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Note and Agreement or under or by virtue of any provision herein.

            g) The words "hereof," "herein," "hereunder" and similar words refer to this Note and Agreement as a whole (including the Schedules attached hereto) and not to any particular provision of this Note and Agreement.

            h) Borrower hereby waives presentment, demand, protest, notice of dishonor and all other notices, except as expressly provided herein, any release or discharge arising from any extension of time, discharge of a prior party, or other cause of release or discharge other than actual payment in full hereof.

            i) The section headings used in this Note and Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            j) This Note and Agreement shall be construed in accordance with and governed by the laws of the State of New York.

                            [Signature Page Follows]



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IN WITNESS WHEREOF, the undersigned duly authorized officer of Borrower has executed this Note and Agreement as of the date first set forth above.

                                         AXYS PHARMACEUTICALS, INC.



                                         By: /s/ Paul J. Hastings
                                            ------------------------------------
                                             Name: Paul J. Hastings
                                             Title: President & Chief Executive
                                                    Officer